TD Asset Management USA Funds Inc.

TD California Municipal Money Market Portfolio

 – Investor Class (WCAXX)

SUMMARY PROSPECTUS

March 5, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdassetmanagementusa.com/tmi/content/US_ID_FundDoc?language=en_US. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2018, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The TD California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.08%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses*	0.25%
Total Other Expenses		0.50%
Total Annual Portfolio Operating Expenses		0.68%

*	All Other Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$69	$218	$379	$847

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that TDAM USA Inc., the California Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the California Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the California Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the California Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

California Municipal Securities Risk — The yields of California municipal securities depend on, among other things, conditions in the State’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s strengthening economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it may be affected in the future, as it had been in prior years, by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The California Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the California Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at any time, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the California Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the

Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the California Portfolio. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the California Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdassetmanagementusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

California Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.35% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/17(1)

	1 Year	5 Years	10 Years
California Portfolio — Investor Class	0.18%	0.04%	0.14%

(1)	As of 12/31/17, the 7-day yield for the California Portfolio — Investor Class was 0.72%. As of 12/31/17, the tax-equivalent 7-day yield for the California Portfolio — Investor Class was 1.50%.

Investment Manager

TDAM USA Inc. is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The California Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts beneficially owned by natural persons.

The Investor Class of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the United States, the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the California Portfolio qualifies as a regulated investment company and satisfies the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in federal, state, municipal or other obligations the interest on which is exempt from California personal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other financial intermediary (such as a bank), the California Portfolio and its related companies may pay the financial intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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